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                                                                    Exhibit 23.1





                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Community Capital Corporation:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 1996, on our audits of the consolidated financial statements as of December 31, 1995, which report is included in the 1995 Annual Report on Form 10-K.


                                                  TOURVILLE, SIMPSON & HENDERSON


Columbia, South Carolina
January 15, 1997